Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to shares of Common Stock, $0.0001 par value per share, of CCC Intelligent Solutions Holdings, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 9th day of August, 2021.

CYPRESS INVESTOR HOLDINGS, L.P.

By: CYPRESS INVESTMENT GP, LLC, GENERAL PARTNER

By: ADVENT INTERNATIONAL CORPORATION, MANAGING MEMBER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

CYPRESS INVESTMENT GP, LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGING MEMBER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT INTERNATIONAL VIII-C LIMITED PARTNERSHIP

By: GPE VIII GP S.A.R.L.

By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER, and

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

GPE VIII GP S.A.R.L.

By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER, and

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

GPE VIII CCC CO-INVESTMENT (DELAWARE) LIMITED PARTNERSHIP

By: GPE VIII GP LIMITED PARTNERSHIP, GENERAL PARTNER

By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

GPE VIII GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT INTERNATIONAL GPE VIII, LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

SUNLEY HOUSE CAPITAL MASTER FUND LIMITED PARTNERSHIP

By: SUNLEY HOUSE CAPITAL GP LP, GENERAL PARTNER

By: SUNLEY HOUSE CAPITAL GP LLC, GENERAL PARTNER

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

SUNLEY HOUSE CAPITAL GP LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

SUNLEY HOUSE CAPITAL MANAGEMENT LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT INTERNATIONAL CORPORATION

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration